SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TCW STRATEGIC INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TCW STRATEGIC INCOME FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Tuesday, September 15, 2009

Notice is hereby given that the annual meeting of shareholders of TCW Strategic Income Fund, Inc. (the “Fund”) will be held at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California, 90071, Tuesday, September 15, 2009 at 2:00 P.M., Pacific Daylight Time, to consider and vote on the following matters:

1.	Election of eight directors to hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified;

2.	Conversion of the Fund to an open-end investment company pursuant to the Fund’s Articles of Incorporation, and adoption of an amendment and restatement of the Articles of Incorporation to effectuate the proposal; and

3.	Such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

July 31, 2009 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting, and only holders of the Fund’s shares of common stock of record at the close of business on that date will be entitled to vote. To assure your representation at the annual meeting, please mark, sign and date your accompanying proxy card and return it in the envelope provided after reading the accompanying proxy statement.

By Order of the Board of Directors

PHILIP K. HOLL

Secretary

August 3, 2009

We urge you to promptly mark, sign and date the enclosed proxy and return it in the enclosed envelope thus enabling the Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. In addition to voting by mail you may also vote by telephone by calling the toll-free number that appears on the enclosed proxy card materials. The proxy is revocable and will not affect your right to vote in person if you attend the annual meeting.

TCW STRATEGIC INCOME FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

PROXY STATEMENT

The accompanying proxy (“proxy”) is solicited by the Board of Directors (the “Board of Directors” or the “Board”) of TCW Strategic Income Fund, Inc. (the “Fund”) in connection with the annual meeting of shareholders of the Fund (the “Annual Meeting”) to be held on Tuesday, September 15, 2009 at 2:00 P.M., Pacific Daylight Time.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s shares of common stock (“Common Stock”) as of the record date for the Annual Meeting will be voted “FOR” Proposal 1 and “AGAINST” Proposal 2. The persons named as proxy holders on the proxy card (the “proxy holders”) will vote in their discretion on any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a later proxy, by voting in person, or by letter to the Secretary of the Fund. However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the shares represented thereby will be voted in accordance with specifications thereon.

Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of TCW Investment Management Company, the Fund’s investment adviser (the “Adviser”) or BNY Mellon Shareowner Services, the Fund’s transfer agent. In addition, proxy solicitation may be conducted by The Altman Group, Inc., which will be paid approximately $5,000 and will be reimbursed for its related expenses. The cost of solicitation of proxies will be borne by the Fund, including reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund. This Proxy Statement, Notice of Annual Meeting and proxy card are first being mailed to shareholders on or about August 10, 2009.

The Fund’s Common Stock is the only class of outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting has been fixed at the close of business on Friday, July 31, 2009, and each shareholder of record at that time is entitled to cast one vote for each share of Common Stock registered in his or her name at that time. At July 31, 47,609,979 shares of Common Stock were outstanding and entitled to be voted. The Fund’s Common Stock does not have cumulative voting rights. At July 31, 2009, as far as known to the Fund, no person owned beneficially more than 5% of the outstanding Common Stock of the Fund.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Tuesday, September 15, 2009. The Proxy Statement and the Fund’s most recent annual report are available on the Internet at http://www.tcw.com. The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended December 31, 2008, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund at 865 South Figueroa Street, Los Angeles, California 90017 or telephoning it at 1-877-829-4768. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1. ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

At the Annual Meeting, eight directors (the “Directors”) are to be elected, each to serve until the next annual meeting of shareholders or until his successor has been duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the eight nominees named below. The Board of Directors, including the Directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Act”), upon the recommendation of the Fund’s Nominating Committee which is comprised solely of Independent Directors, has nominated Messrs. Baldiswieler, Bell, Call, DeVito, Fong, Gavin, Haden and Parker, each to serve as a Director until the next annual meeting of shareholders or until his successor has been duly elected and qualified. The following schedule sets forth certain information regarding each nominee for election as Director, including their ages, their addresses, their positions with the Fund, their term of office and length of time served as Director, their principal occupations during the past five years (their titles may have varied during the period), the total number of separate portfolios in the fund complex the nominees would oversee if elected, and certain other board memberships they hold.

Independent Director Nominees

Name, Address, Age and Position with Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen*	Other Directorships held by Director
Samuel P. Bell (72) Director	Term: Until 2009 Served since 2002	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit business organization).	21	Point 360 (audio visual services), Broadway National Bank (banking), TCW Funds, Inc. (mutual fund with 20 series).

Richard W. Call (84) Director	Term: Until 2009 Served since 1987	Private Investor.	21	TCW Funds, Inc. (mutual fund with 20 series).

Name, Address, Age and Position with Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen*	Other Directorships held by Director
Matthew K. Fong (55) Director	Term: Until 2009 Served since 2001	President, Strategic Advisory Group (private equity and real estate consulting firm)	21	Seismic Warning Systems, Inc., PGP, LLP (private equity fund) and TCW Funds, Inc. (mutual fund with 20 series).

John A. Gavin (78) Director	Term: Until 2009 Served since 2001	Founder and Chairman of Gamma Holdings (international capital consulting firm); Senior Counselor, Hicks Holdings (private equity investment firm).	21	Causeway Capital Management Trust (mutual fund with 3 series), TCW Funds, Inc. (mutual fund with 20 series), and Hotchkis and Wiley Funds (mutual fund with 6 series).

Patrick C. Haden (56) Chairman of the Board	Term: Until 2009 Served since 2001	General Partner, Riordan, Lewis & Haden (private equity firm).	21	Tetra Tech, Inc. (environmental consulting) and TCW Funds, Inc. (mutual fund with 20 series).

Charles A. Parker (75) Director	Term: Until 2009 Served since 1988	Private Investor.	21	Horace Mann Educators Corp. (insurance corporation), Burridge Center for Research in Security Prices (University of Colorado) and TCW Funds, Inc. (mutual fund with 20 series).

(1)	The address of each Independent Director is c/o Paul, Hastings, Janofsky & Walker LLP, counsel to the Independent Directors, 515 South Flower Street, Los Angeles, CA 90071.
*	“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, and (ii) share the same investment adviser or principal underwriter.

Interested Director Nominees*

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships held by Director
Charles W. Baldiswieler (51) c/o Trust Company of the West 865 South Figueroa Street Los Angeles, CA 90017 Director.	Term: Until 2009 Served since 2009	Group Managing Director, the Adviser, Trust Company of the West and TCW Asset Management Company; Director TCW Funds, Inc.	21	TCW Funds, Inc. (mutual fund with 20 series).

David S. DeVito (46) c/o Trust Company of the West 865 South Figueroa Street Los Angeles, CA 90017 Director, Chief Financial Officer and Treasurer	Term: Until 2009 Served since 2008	Executive Vice President and Chief Administrative Officer, the Adviser, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Funds, Inc.	1	None.

*	Directors who are or may be deemed to be “interested persons” of the Fund as defined in the Act.
**	“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, and (ii) share the same investment adviser or principal underwriter.

All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for Director withdraw or otherwise become unavailable for reasons not presently known, the proxy holders intend to vote for the election of such other person or persons as the Independent Directors may designate.

Ownership of Securities

The information as to ownership of securities which appears below is based on statements furnished to the Fund by Directors, nominees and executive officers. As of June 30, 2009, the Fund’s Directors and executive officers owned less than 2% of the Fund’s outstanding shares of Common Stock. As of June 30, 2009, none of the Independent Directors or their immediate family members owned any shares of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, the Adviser.

The following table sets forth the equity ownership of nominees in the Fund and in the Fund Complex as of June 30, 2009. The code for the dollar range of equity securities owned by nominees is: (a) $1 to $10,000; (b) $10,001—$50,000; (c) $50,001—$100,000; and (d) over $100,000.

Name of Nominee	Dollar Range of Equity Securities In the Fund	Aggregate Dollar Range of Equity Securities in Fund Complex
Independent Director Nominees

Samuel P. Bell	None	(c)

Richard W. Call	(d)	(d)

Matthew K. Fong	(c)	(d)

John A. Gavin	(b)	(d)

Patrick C. Haden	(b)	(d)

Charles A. Parker	(b)	(d)

Interested Director Nominees
Charles W. Baldiswieler.	(b)	(d)

David S. DeVito.	None	(d)

Fund Committees

The Fund has a standing Nominating Committee, Audit Committee and Executive Committee. The Nominating Committee and Audit Committee are composed entirely of Independent Directors who are also “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards.

Nominating Committee

The Fund’s Board of Directors has appointed a Nominating Committee. The Nominating Committee makes recommendations to the Board regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s investment adviser and other principal service providers. The Nominating Committee periodically reviews director compensation and recommends any appropriate changes to the Board as a group. The Nominating Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating Committee are Messrs. Samuel P. Bell, Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, and Charles A. Parker, each of whom is an Independent Director.

The Board of Directors has adopted a Directors Nominating and Qualification Charter (“Nominating Committee Charter”), a copy of which is included in this Proxy Statement as Appendix A.

The Nominating Committee will consider potential director candidates recommended by Fund shareholders provided that the proposed candidates: satisfy the director qualification requirements provided in the Nominating Committee Charter; are not “interested persons” of the Fund within the meaning of the Act; and are “independent” as defined in the NYSE listing standards. Director qualification requirements include, but are not limited to, the following:

(a)	The nominee may not be the nominating shareholder, a member of a nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of a nominating shareholder group;

(b)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d)	The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of a nominating shareholder group, or of an affiliate of a nominating shareholder or any such member of a nominating shareholder group;

(e)	The nominee may not control (as “control” is defined in the Act) the nominating shareholder or any member of a nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Act); and

(f)	A shareholder or nominating shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

In addition, the nominating shareholder or shareholder group must meet the following requirements in order for the Nominating Committee to consider a proposed nominee:

(a)

Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting at which the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b)	The nominating shareholder or shareholder group must not qualify as an adverse holder (as defined in the Nominating Committee Charter).

A nominating shareholder or shareholder group may not submit more than one Independent Director nominee each calendar year. All shareholder recommended nominee submissions must be received by the Fund by April 9, 2010, the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for its 2010 annual meeting.

Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidates to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should provide: (i) the shareholder’s contact information; (ii) the director candidate’s contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (iv) a notarized letter executed by the director candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Directors, and to serve as director if so elected.

The Nominating Committee identifies prospective candidates from any reasonable source and is authorized to engage third-party services for the identification and evaluation of potential nominees. The Fund’s Nominating Committee Charter provides minimum qualifications for Fund directors which include expertise, experience or relationships that are relevant to the Fund’s business, and educational qualifications. The Nominating Committee may recommend that the Board modify these minimum qualifications from time to time. The Nominating Committee meets at least annually to identify and evaluate nominees for director and make its recommendations to the Board. Each of the Director nominees included in this Proxy Statement currently serves on the Board of Directors of the Fund.

No nominee recommendations have been received from shareholders for this Annual Meeting. The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.

Audit Committee

The Fund’s Board of Directors has appointed an Audit Committee and has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is posted on the Fund’s website (www.tcw.com). The purposes of the Audit Committee are set forth in the Audit Committee Charter. In brief, the role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial control and reporting process. The members of the Audit Committee are Messrs. Samuel P. Bell, Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, and Charles A. Parker, each of whom is an Independent Director.

Executive Committee

The Fund’s Board of Directors has appointed an Executive Committee. The purpose of the Executive Committee is to provide for the exercise of certain powers of the Board of Directors in extraordinary circumstances when a meeting of the full Board of Directors is not practicable. The members of the Executive Committee are currently Messrs. Richard W. Call, David S. DeVito and Patrick C. Haden.

Board and Committee Meetings in Fiscal 2008

During the Fund’s fiscal year ended December 31, 2008, the Board of Directors held five regular meetings, two special meetings, four Audit Committee meetings, and four Nominating Committee meetings. No Executive Committee meetings were held during that period. Each nominee then in office attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) if a member of the Nominating Committee, Audit Committee or Executive Committee, the total number of meetings held by such Committee.

Communications with the Board of Directors

Shareholders may address correspondence to the Board of Directors as a whole or to individual Directors relating to the Fund to the Fund’s Secretary at TCW Strategic Income Fund, Inc., 865 South Figueroa Street, Los Angeles, CA 90017 and it will be directed to the attention of the addressee.

Director Attendance at Shareholder Meetings

Although the Fund has no formal policy regarding Directors’ attendance at shareholder meetings, typically, some Directors of the Fund attend the Annual Meeting. At the Fund’s 2008 annual meeting held on September 23, 2008, six Directors were present.

Compensation for Directors

The Fund pays each Independent Director an annual fee of $7,500 plus a per meeting fee of $750 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company thereof receive no compensation or expense reimbursement from the Fund, although the Fund reimburses the Adviser in connection with supplying a Chief Compliance Officer and related compliance support services to the Fund.

The following table sets forth the compensation paid to the Fund’s Independent Directors for the fiscal year ended December 31, 2008 by the Fund and the aggregate compensation paid to the Fund’s Independent Directors by the Fund and TCW Funds, Inc. for the same period. The compensation paid by TCW Funds, Inc. is included solely because the Adviser also serves as investment adviser to that fund. The Independent Directors do not receive any pension or retirement benefits from the Fund or TCW Funds, Inc. The Interested Directors are omitted from this table because they receive no compensation from the Fund or TCW Funds, Inc.

Name of Independent Director	Aggregate Compensation from the Fund	Aggregate Compensation from TCW Funds, Inc. and the Fund
Samuel P. Bell	$14,500	$90,500

Richard W. Call	$14,500	$74,750

Matthew K. Fong	$13,750	$74,750

John A. Gavin	$14,500	$75,750

Patrick C. Haden	$14,500	$98,250

Charles A. Parker	$14,500	$72,000

Compliance with Section 16(a) of the 1934 Act

Section 16(a) of the 1934 Act and Section 30(h) of the Act, as applied to the Fund, require the Fund’s officers and Directors, Adviser, certain affiliates of the Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s securities (“Reporting Persons”) to file reports of ownership of the Fund’s securities and changes in such ownership with the Securities and Exchange Commission (“SEC”) and the NYSE. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by the Fund and written representations of certain Reporting Persons, the Fund believes that during fiscal year 2008 all required Section 16(a) ownership reports were timely filed.

Executive Officers of the Fund

The following information relates to the executive officers of the Fund except for any officer who also serves as a Director of the Fund. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017. The executive officers of the Fund hold indefinite terms of office.

Name and Position with the Fund	Principal Occupation During Past Five Years	Age	Officer Since
Ronald R. Redell President and Chief Executive Officer	Managing Director, the Adviser, Trust Company of the West and TCW Asset Management Company; President and Chief Executive Officer, TCW Funds, Inc.	38	2008

Michael E. Cahill Senior Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel and Secretary, the Adviser, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Funds, Inc.	58	1992

Jeffrey E. Gundlach Senior Vice President and Portfolio Manager	Group Managing Director, Chief Investment Officer and Director, the Adviser, The TCW Group and Trust Company of the West; President, Chief Investment Officer and Director, TCW Asset Management Company.	49	2006

Peter A. Brown Senior Vice President	Managing Director, the Adviser, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Funds, Inc.	53	2007

Thomas D. Lyon Senior Vice President	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West.	50	1998

Name and Position with the Fund	Principal Occupation During Past Five Years	Age	Officer Since

Hilary G. D. Lord Senior Vice President and Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Adviser, The TCW Group, Inc., TCW Asset Management Company and Trust Company of the West; Senior Vice President and Chief Compliance Officer, TCW Funds, Inc.	53	1988

Philip K. Holl Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Adviser, Trust Company of the West and TCW Asset Management Company; Secretary and Associate General Counsel, TCW Funds, Inc.	59	1994

George N. Winn Assistant Treasurer	Senior Vice President, the Adviser, Trust Company of the West and TCW Asset Management Company.	40	2001

Accounting Matters

Based on the recommendation of the Audit Committee, the Board of Directors (including a majority of Independent Directors) has selected Deloitte & Touche LLP (“Deloitte”) as independent auditors for the Fund for the fiscal year ending December 31, 2009. The engagement of such independent auditors is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment at any time without any penalty. The Fund expects that a representative of Deloitte will be present at the Annual Meeting and that shareholders will have the opportunity to ask questions of the representative.

Audit Committee Report

The Audit Committee of the Board of Directors normally meets at least twice during each full fiscal year with the Fund’s Chief Financial Officer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements of the Fund for the fiscal year ended December 31, 2008, with management and the independent auditors of the Fund. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. The Audit Committee also has considered whether the provision by the Fund’s independent auditors of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent auditors the independent auditors’ independence.

The members of the Fund’s Audit Committee are not professionally engaged in the practice of auditing or accounting. The Board of Directors has determined that Messrs. Samuel P. Bell and Charles A. Parker each qualifies as an “audit committee financial expert,” as defined under the SEC’s Regulation S-K, Item 407(d). The Audit Committee is in compliance with applicable rules of the NYSE listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act of 2002 and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Members of the Fund’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008. The members of the Audit Committee, Messrs. Bell, Call, Fong, Gavin, Haden, and Parker, are Independent Directors who are “independent” within the meaning of the NYSE corporate governance standards for audit committees.

Audit Fees. The aggregate fees paid to Deloitte in connection with the annual audits of the Fund for the fiscal years ended December 31, 2007 and 2008 were as follows:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2007	$65,500	$0	$4,750	$0
2008	$72,050	$0	$4,500	$0

All of the services described in the table above were approved by the Audit Committee, which are summarized further below. Tax fees for the fiscal years ended December 31, 2007 and 2008 were billed in connection with tax consulting and tax form preparation services.

No non-audit fees were billed by Deloitte to the Adviser. In addition, Deloitte did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

The Audit Committee pre-approves all audit and non-audit services provided by Deloitte or any independent auditor engaged by the Fund and any non-audit or audit-related services provided by them to the Fund’s service affiliates which have an impact on the Fund. The Audit Committee recommends the engagement of the auditor for each fiscal year, and a majority of the Fund’s Independent Directors approves the engagement. The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and permissible non-audit services for the Fund’s service affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee receives a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2008, Deloitte did not provide services relating to the design or implementation, and did not directly or indirectly operate or supervise the operation, of financial information systems of the Fund, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, no fees were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s fiscal years ended December 31, 2007, and December 31, 2008, on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. No fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Fund’s Board of Directors, including the Independent Directors, recommends that shareholders vote “For” the nominees under Proposal 1. Signed and unmarked proxies will be so voted.

PROPOSAL 2. APPROVAL OR DISAPPROVAL OF THE CONVERSION OF

THE FUND FROM CLOSED-END TO OPEN-END STATUS AND

CERTAIN RELATED AMENDMENTS TO THE FUND’S ARTICLES OF INCORPORATION TO EFFECTUATE THE CONVERSION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL

BACKGROUND OF THE PROPOSAL

The Fund has operated as a closed-end management investment company since it began operations in March 1987. As a closed-end fund, the Fund’s shares are bought and sold by shareholders in the securities markets at prevailing prices, which may be equal to, less than, or greater than its net asset value per share. The Fund’s Articles of Incorporation provide that if shares of the Fund’s Common Stock have traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in any year (the “10% Threshold”), the Fund must submit to its shareholders at the next succeeding annual meeting of shareholders a proposal to amend the Fund’s Articles of Incorporation to provide that, upon the adoption of such amendment by the holders of two-thirds of the Fund’s outstanding shares, the Fund will convert from a closed-end to an open-end investment company (the “Conversion Proposal”). On the last trading day of each week during the 12 calendar weeks preceding December 31, 2008, the Fund’s shares traded at an average discount from net asset value of 26.03%, determined in accordance with the provisions of the Fund’s Articles of Incorporation. Accordingly, the Fund is required to submit the Conversion Proposal and the amendments of the Fund’s Articles of Incorporation for shareholder consideration. This proposal was submitted to shareholders at the Fund’s 2008 annual meeting of shareholders and failed to receive the necessary approval by the holders of two-thirds of the Fund’s outstanding shares (votes for 3,578,405, votes against 14,341,738 and abstentions 608,955).

FOR THE REASONS DISCUSSED BELOW, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE CONVERSION PROPOSAL AND THE ADOPTION OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO EFFECTUATE THE CONVERSION PROPOSAL.

BOARD CONSIDERATION OF THE PROPOSAL

At a meeting held on June 11, 2009, the Board of Directors considered information concerning the legal, operational and practical differences between closed-end and open-end investment companies, the Fund’s performance to date as a closed-end fund, the historical relationship between the market price of the Fund’s shares and their net asset value per share (“NAV”), the possible effects of conversion on the Fund and alternatives to conversion. The Board considered whether or not to recommend to shareholders that the Conversion Proposal be approved, and voted unanimously to recommend that shareholders vote against the Conversion Proposal.

In making this recommendation, the Board of Directors considered the steps taken in an effort to improve the Fund’s performance and the effect conversion of the Fund to an open-end investment company may have on performance. In connection with these deliberations, the Board noted the transition in 2005-2006 from a primarily convertible securities fund to a multi-strategy fund. The initiative to refocus the Fund as a multi-strategy vehicle with expanded investment options was intended to give the Adviser greater flexibility to draw on its extensive investment capabilities across a wide range of asset classes in order to generate investment income and to attempt to improve the Fund’s investment performance. In addition, the Board considered that the new asset allocation model was generally intended to reduce the Fund’s exposure to the equity markets, to result in the Fund becoming more fixed income oriented and to increase the average credit quality of fixed income securities in which the Fund invests.

The Board further considered that the modified investment strategy of the Fund, along with improved investment performance, could have the effect of increasing demand for the Fund’s shares and reducing the Fund’s share price discount over the long-term, although there is no assurance that the Fund’s discount will be affected by this initiative.

The Board also considered that the Fund’s shares traded at a discount from net asset value within a range of 1.10% to 12.02% during the period January 2, 2009 to May 29, 2009. The Board considered that since the investment strategy transition implemented in 2006, a significant portion of the implementation period has been characterized by unusual activity in the financial markets, and in particular the credit markets, and further time would be desirable for management and the Board to consider the effect of the strategy change and to determine whether there will be any favorable long-term impact on investment performance and/or the share discount. The Board also considered that the net asset value based performance of the Fund during the period has been competitive with peer group comparisons presented to the Board.

The Board of Directors and the Adviser believe that conversion to an open-end investment company could adversely affect the functioning of the Fund’s investment operations and its investment performance, as described below under “Comparison of Open-End Fund and Closed-End Fund Characteristics — Potential Open-End Fund Disadvantages — Impact on Portfolio Management.” The Board also believes that conversion could expose the Fund to an increase in the Fund’s expenses as a percentage of net asset value if there is a substantial reduction in its size, among other concerns, as described in “Comparison of Open-End Fund and Closed-End Fund Characteristics — Potential Open-End Fund Disadvantages” below.

In its consideration of the Conversion Proposal, the Board took into account the fact that conversion would eliminate the possibility of the Fund’s shares ever trading at a discount or premium to net asset value and that, if the Fund were open-ended, shareholders could realize the net asset value of their shares through redemption (although such redemptions may result in a capital gain to the redeeming shareholders which may be taxable).

The Board also considered that conversion could have a negative impact on portfolio management, since the investment in certain securities could be limited or prohibited. In this regard, the Board noted that there is a fifteen percent limitation on illiquid securities that can be held by an open-end fund.

At this time, the Board does not believe that eliminating the possibility of a discount justifies the risk of reduced size, increases in the Fund’s expense ratio and the potential adverse effect on its investment operations that conversion would entail. Accordingly, the Board, including each of the Independent Directors, does not believe that conversion of the Fund to an open-end investment company is in the best interests of the Fund and its shareholders at this time.

If the Conversion Proposal is not approved by shareholders, the Fund will continue to operate as a closed-end investment company, and the Board will continue to monitor the market discount from net asset value, if any, at which the Fund’s shares trade, and will consider whether any other action should be taken with respect to such discount. The Board will continue to consider, as it has in the past, repurchases of the Fund’s shares on the open market or tender offers to the Fund’s shareholders when the shares are trading at a discount from net asset value. In this regard, the Fund completed its most recent open market share repurchase program in the first quarter of 2005. The Fund cannot predict whether any open market repurchases or tender offer purchases of its shares made while the Fund is a closed-end investment company would decrease the discount from net asset value. To the extent that the average discount from net asset value is decreased below the 10% Threshold for a fiscal year because of open market repurchases or tender offer purchases or otherwise, the Fund would not be required to submit to its shareholders the Conversion Proposal with respect to any such fiscal year.

If the Fund’s shares continue to trade at an average discount from net asset value in excess of the 10% Threshold in any future fiscal year as determined in accordance with the Fund’s Articles of Incorporation, the Board of Directors and the Fund’s shareholders will again have the opportunity to consider converting the Fund to an open-end fund. Pursuant to the Articles of Incorporation, a subsequent Conversion Proposal with respect to such fiscal year will be submitted to shareholders for their consideration.

Certain of the factors considered by the Board in making its recommendation are discussed in greater detail below.

COMPARISON OF OPEN-END FUND AND CLOSED-END FUND CHARACTERISTICS

The Fund is currently a closed-end fund. As such, it does not redeem its outstanding shares or engage in the continuous sale of new shares, and thus the Fund operates with a relatively fixed capitalization. The Fund’s shares are principally traded on the NYSE at prevailing market prices, which may be equal to, less than or more than net asset value. By contrast, open-end funds, commonly referred to as “mutual funds,” issue redeemable securities with respect to which, traditionally, no secondary trading market has been permitted to develop. Except during periods when the NYSE is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the Act, the holders of these redeemable securities have the right to surrender them to the mutual fund and obtain in return their proportionate share of the fund’s net asset value per share at the time of redemption (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund’s distributor). In addition, most mutual funds continuously offer new shares to investors at a price based upon the shares’ net asset value per share at the time of issuance.

POTENTIAL OPEN-END FUND DISADVANTAGES

(1) IMPACT ON PORTFOLIO MANAGEMENT. While the portfolio assets of closed-end funds can be fully invested, open-end funds are subject to periodic inflows and outflows of cash that can complicate portfolio management, and can reduce investment performance. In particular, open-end funds may be subject to pressure to sell portfolio securities at disadvantageous times in order to satisfy redemption requests. In addition, the ability of open-end funds to invest 100% of the fund’s assets in portfolio securities may be limited because of the need to maintain cash reserves to provide for shareholder redemptions in uncertain amounts. The level of redemptions may be particularly high immediately following conversion to open-end status and therefore, initially, the Fund may be required to maintain substantial cash reserves. Also, although the ability of open-end funds to sell shares at any time (resulting from their being priced at net asset value per share) may produce certain efficiencies, it is also often the case that large net purchases occur around market highs and net redemptions around market lows, which may be inopportune times to invest or liquidate portfolio positions, respectively. In a falling market situation, for example, redemptions increase and liquidations in the open-end fund portfolio must increase to meet those redemptions. If cash reserves, temporary investments and borrowings are exhausted, the result may be that more liquid securities will be sold, leaving the open-end fund with the less-liquid securities in the fund’s portfolio which are not as well suited to meeting future redemptions or changes in investment strategy. Open-end investment companies generally may not invest more than 15% of their assets in illiquid securities and are more limited than closed-end funds in their ability to use leverage. Currently the Fund has less than 10% of its assets invested in illiquid securities. Open-end funds are prohibited from using leverage in their capital structure except that open-end funds may borrow from a bank so long as the outstanding bank debt amounts to less than one-third of the fund’s net assets (not including the bank debt). If the Fund were to convert to an open-end fund, these restrictions could limit the Fund’s ability to achieve its investment objective and investment policies.

(2) EFFECT OF REDEMPTIONS. Substantial redemptions could result in an increase in the Fund’s expense ratio. In particular, a reduction in size of the Fund would result in the fixed expenses of the Fund being spread over a smaller asset base, thereby increasing the per-share effect of those expenses. Significant redemptions could also increase the Fund’s portfolio turnover rate above its normal levels, thereby increasing Fund expenses. Closed-end funds typically experience net redemptions immediately after conversion to open-end status, although the potential redemption fee mentioned below may reduce the number of redemptions that would otherwise occur.

These redemptions could reduce the Fund to a smaller size than is economically viable. If the Fund decreased in size, the expense ratio may increase because the cost of many services may remain the same although the size of the Fund will have decreased. Of course, if the size of the Fund increases, the Fund’s expense ratio may be reduced.

Since conversion of the Fund to an open-end investment company could result in substantial redemptions, maintaining the Fund as a closed-end fund could be beneficial to the Adviser because the Adviser’s investment management fee is based on the asset level of the Fund.

(3) DISTRIBUTION COSTS. If the Fund converts to open-end status, it will need to have an effective distribution system in place in order to avoid erosion in its asset base through redemptions. The distribution and marketing of open-end funds involve additional costs. These costs may be paid either by purchasers (in the case of a front-end sales charge) or by current shareholders (in the case of a plan of distribution adopted under the SEC’s Rule 12b-1 (a “12b-1 Plan”), which would require approval by shareholders). If the Conversion Proposal is approved by shareholders, the Board may consider the implementation of a 12b-1 Plan providing for distribution-related payments by the Fund at an annual rate of up to 0.75% of the Fund’s average net assets. Redemption fees and contingent deferred sales charges may also be employed.

(4) COSTS OF OPERATING AN OPEN-END FUND. The Fund’s expense ratio would likely increase for the reasons mentioned above under “— Effect of Redemptions” and “— Distribution Costs.” If the Fund’s assets remain unchanged, and assuming Rule 12b-1 fees at an annual rate of 0.25% of the Fund’s average net assets (the imposition of which would require shareholder approval) and other expenses commensurate with those of other open-end funds in the TCW family, management estimates that the Fund’s expense ratio would increase from its current level of 1.14% to 1.21% and, assuming the same management, transfer agent and other expenses, in the event of a 25%, 35%, 45% or 55% decrease in average net assets, the Fund’s expense ratio would increase to 1.33%, 1.40%, 1.50% and 1.58%, respectively. If no Rule 12b-1 Plan was approved by the Fund’s shareholders, management estimates that the Fund’s expense ratio would decrease from its current level of 1.14% to 0.96% and, assuming the same management, transfer agent and other expenses, in the event of a transfer agent and other expenses, in the event of a 25%, 35%, 45% or 55% decrease in average net assets, the Fund’s expense ratio would be 1.08%, 1.15%, 1.25% and 1.33%. Any increase in the Fund’s expense ratio could be temporary if the Fund were subsequently successful in selling additional shares and increasing its average net assets. If the Board of Directors were to approve a redemption fee, any such redemption fee imposed by the Fund could discourage redemptions by short-term investors. Neither the Fund nor the Adviser has any way of accurately predicting the precise level of shareholder redemption activity, if any, should the Fund convert to open-end status.

(5) TAXES/CAPITAL GAINS. If the Fund were to experience substantial redemptions of its shares following the conversion to an open-end investment company, it would likely be required to sell portfolio securities. If the Fund’s basis in the portfolio securities sold is less than the sale price obtained, net capital gain may be realized. U.S. tax law imposes both an income tax and an excise tax on net capital gain realized by closed-end and open-end funds unless the fund distributes net capital gain to all shareholders, in which case the shareholders would be subject to tax on such gain. However, any such taxable gains realized by the Fund (including taxable gains realized by the Fund following any conversion to an open-end fund) would be offset, in whole or in part, by any existing capital loss carryover which, to the extent of such offset, would reduce the capital gain distributed to, and recognized by, shareholders. As of December 31, 2008, the Fund had no unrealized capital gains, and had capital loss carryovers of $2,458,898, $61,853,273, $10,749,289 and $17,456,266 expiring in 2009, 2010, 2011 and 2016, respectively, which may be used to offset future capital gains. If the Fund were to convert to open-end status and redemptions required the Fund to sell portfolio securities that resulted in taxable gains, the Fund’s capital loss carryovers may need to be used to offset such gains. However, if the Fund remains a closed-end fund, the capital loss carryovers may be used in the ordinary course for the benefit of shareholders, and the Fund would not be forced to realize capital gains as a result of redemptions. Neither the Fund nor the Adviser has any way of accurately predicting the precise level of shareholder redemption activity, if any, and the resulting tax consequences should the Fund convert to open-end status.

(6) REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. Like the plans of many other closed-end funds, the Fund’s Dividend Reinvestment Plan (the “Plan”) permits shareholders to elect to reinvest their dividends and distributions on a different basis than would be the case if the Fund converted to an open-end investment company. Currently, if the Fund’s shares are trading at a discount from net asset value per share, the agent for the Plan will attempt to buy as many of the shares as are needed for this purpose on the NYSE or elsewhere. This permits a reinvesting shareholder to benefit by purchasing additional shares at a discount, and this buying activity may tend to lessen any discount. If the Fund’s shares are trading at a premium, reinvesting shareholders are issued shares at the higher of net asset value or 95% of the market price. This method of reinvestment of dividends and distributions is an advantage that is not offered by open-end investment companies, which reinvest dividends or distributions at net asset value per share. Consequently, participants in the Plan would lose the compounding benefit of reinvesting their distributions at a price below net asset value per share (when Fund shares are trading at a discount) and, thereby, the opportunity to realize a profit (to the extent that Fund shares subsequently trade at a lower discount or at a premium). The positive result of reinvesting at a price below net asset value per share can be significant, particularly given the compounding effect over time. If the Fund converted to an open- end fund, shareholders would be able to reinvest distributions without paying a sales load or a contingent deferred sales load on such reinvested distributions.

(7) CONVERSION COSTS. The process of converting the Fund to an open-end fund would involve additional printing, securities registration, legal, other professional costs and other expenses of establishing a new structure. These costs, many of which would be non-recurring, include costs associated with the preparation of a registration statement and prospectus as required by federal securities laws and the payment of fees in connection with notice filings under state securities laws. The Fund estimates that these costs, which would be paid by the Fund, would be in the range of $125,000 to $150,000.

(8) DE-LISTING FROM NYSE. The Fund’s shares are currently listed on the NYSE. A listing on a U.S. stock exchange, and in particular the NYSE, may be beneficial, especially in terms of attracting non-U.S. investors. In addition, certain investors may have internal restrictions on the amount of their portfolio which can be invested in non-listed securities. Due to their redemption features, open-end funds are not traded on exchanges. Conversion to an open-end fund would require immediate de-listing of the Fund from the NYSE, and thus any advantage related to being listed on the NYSE would be lost.

In addition, the Fund is currently exempt from state securities regulation because of its NYSE listing. Upon de-listing, the Fund would be required to make state notice filings and pay state fees. The Fund would thus save the annual NYSE fees of $44,277, but would as a result of de-listing have to pay state blue sky fees, depending on the channel of distribution of the Fund’s shares.

(9) EXPECTATIONS OF SHAREHOLDERS. The Fund was organized in the closed-end structure and has operated as such since its inception in 1987. The Board of Directors and the Adviser believe that given the consistent operation of the Fund in the closed-end structure for over 20 years, the shareholder base of the Fund has chosen to invest in the Fund on the basis of this structure, and that the significant changes to the Fund that would be necessitated by the conversion to open-end status, and the potential consequences of these changes, as discussed above, would at this time not be consistent with these expectations.

POTENTIAL OPEN-END FUND ADVANTAGES

(1) REDEEMABILITY OF SHARES; ELIMINATION OF DISCOUNT. Shareholders of an open-end fund have the right to redeem their shares at any time (except in certain circumstances as authorized by the Act, at the net asset value per share of such shares (less any applicable redemption or contingent deferred sales charges)). The ability to obtain net asset value per share for their shares will constitute an immediate benefit to shareholders of the Fund to the extent that shares are trading at a discount to net asset value. While shareholders in a closed-end fund generally pay a brokerage commission when they buy or sell the closed-end fund shares on a stock exchange, shareholders in open-end funds do not incur a brokerage commission when they purchase or redeem their shares, although redemption fees and/or contingent deferred sales charges may apply. Contingent deferred sales charges would only be applicable to new shares sold by the Fund after conversion to open-end status.

(2) SHAREHOLDER SERVICES. Open-end funds typically provide more services to shareholders than closed-end funds. One service that is frequently offered by open-end funds is an exchange privilege which enables shareholders to transfer their investment from one fund into another fund which is part of a family of open-end funds, at little or no cost to shareholders. This permits the exchange of shares at relative net asset value per share when the holder’s investment objectives change. Other services that could be offered include use of the Fund by retirement plans and permitting purchases and sales of shares in convenient amounts. There are, of course, additional costs for these services, some of which might need to be borne by the Fund, which must be weighed against the anticipated benefit of the particular service. There can be no assurance that any such services would be made available to Fund shareholders if the Conversion Proposal were approved.

(3) RAISING CAPITAL. A closed-end fund trading at a discount may not be able to raise capital through share sales (other than through a rights offering) when it believes further investment would be advantageous, because the Act restricts the ability of a closed-end fund to sell its shares at a price below net asset value. Open-end funds, on the other hand, are priced at net asset value and therefore can sell additional shares at any time. This ability to raise new money can achieve greater economies of scale and improve investment management although this assumes a functioning share distribution network, and cash inflows may not occur at the most opportune times (although open-end funds have the option to close to new investors).

(4) ELIMINATION OF ANNUAL SHAREHOLDER MEETINGS. As a closed-end fund listed on the NYSE, the Fund is subject to NYSE rules requiring annual meetings of shareholders. Unlike the Fund, open-end funds are not required to hold annual shareholder meetings, except in special circumstances where shareholder approval is required under the Act. This would result in some cost savings to the Fund.

MEASURES TO BE ADOPTED IN THE EVENT THE FUND BECOMES AN OPEN-END FUND

If the Shareholders vote to convert the Fund to an open-end fund, the Board of Directors may take the following actions. As of the date of this Proxy Statement, the Board has not made any determination with respect to any of the items discussed below except to recommend that shareholders vote “Against” the Conversion Proposal.

(1) REDEMPTION FEE. In order to reduce the number of redemptions of the Fund’s shares immediately following conversion (thereby reducing any disruption of the Fund’s normal portfolio management), offset the brokerage and other costs of such redemptions and address any abuses associated with short-term trading, the Board of Directors may decide that the Fund should impose a fee, to be retained by the Fund, of up to 2% of the redemption proceeds payable by the Fund on all redemptions. If a redemption fee were approved by the Board, the Board would determine the amount of the fee, any holding period, and the extent to which existing shareholders at the time the Fund converts to open-end status are subject to the redemption fee. The Board would also consider whether to pay for redeemed shares partly or entirely in portfolio securities.

In addition, in order to reduce administrative burdens incurred in monitoring numerous small accounts, the Fund would likely require that an initial investment in Fund shares be in a minimum amount.

(2) UNDERWRITING AND DISTRIBUTION. If the shareholders vote to convert the Fund to an open-end investment company, the Board of Directors would consider whether to select a distributor of the Fund’s shares. Fund shares could be offered and sold directly by the Fund itself, by a distributor and by any other broker-dealers who enter into selling agreements with the distributor. TCW Funds Distributors (“TCW Distributors”), an affiliate of the Adviser, currently serves as distributor for the open-end mutual funds managed by the Adviser. However, the Fund has engaged in no discussions with TCW Distributors or other prospective distributors, and there can be no assurance that satisfactory arrangements with a distributor would be achieved. The Board of Directors reserves the right to cause the Fund to enter into a distribution agreement with a distributor in such form and subject to such conditions as the Board of Directors deems desirable. If a distributor were selected, there could be no assurance that any distribution network would be able to generate sufficient sales of Fund shares to offset redemptions, particularly in the initial months following conversion.

(3) EFFECT ON THE FUND’S ARTICLES OF INCORPORATION. If the Conversion Proposal is approved by shareholders, the Fund’s Articles of Incorporation will be amended and restated in their entirety to reflect the change in the Fund’s sub-classification under the Act from a closed-end investment company to an open-end investment company. A copy of the proposed form of Articles of Amendment and Restatement of the Fund’s Articles of Incorporation (“New Articles of Incorporation”) is attached to the Proxy Statement as Appendix B. Among other things, the New Articles of Incorporation provide that: the Fund will conduct and carry on the business of an open-end investment company; the Fund’s common stock will be redeemable at the option of shareholders; the Board will have the authority to create classes of shares, to increase the number of shares of any class, to reclassify unissued shares, and to redesignate issued shares (provided that such redesignation does not affect the preferences or certain rights of such shares), in each case without the consent of shareholders; the Board will have the right to set standards for redemption (including the ability to impose redemption fees or other charges); the Fund will not be required to hold annual shareholder meetings; and the Board may redeem the shares of a shareholder under various circumstances (including if the net asset value of the shares held by any shareholder is less than a minimum amount). The New Articles of Incorporation also indicate the manner in which the Fund’s net asset value is calculated.

The 10% Threshold provision has been removed from the New Articles of Incorporation, and provisions in the current Articles of Incorporation requiring a super- majority vote for certain mergers and consolidation involving the Fund and the dissolution or sale of all or substantially all of the assets of the Fund have also been removed. The New Articles of Incorporation will enable such matters to be approved by a majority of the outstanding shares of the Fund or, in certain cases, by the Board of Directors without shareholder approval. Similar to the current Articles of Incorporation, the New Articles of Incorporation will provide for the indemnification of the Fund’s officers and directors to the fullest extent permitted under Maryland law and the 1940 Act, including the advance of expenses under procedures provided by such laws. This summary is qualified in its entirety by reference to Appendix B.

(4) TIMING. If the Conversion Proposal is approved by shareholders, a number of steps would be required to implement such conversion, including the preparation, filing and effectiveness of a registration statement under the Securities Act of 1933 covering the offering of Fund shares, the establishment of distribution arrangements, and the negotiation and execution of a new or amended agreement with the Fund’s transfer agent. The Fund anticipates that such conversion would become effective by March 31, 2010, although there is no assurance of this, and that the discount, if any, at which the Fund’s shares trade in relation to their net asset value would be reduced in anticipation of the ability to redeem shares at net asset value upon the completion of the conversion. The New Articles of Incorporation would not be filed until the Fund’s registration statement under the Securities Act of 1933 covering the offering of the Fund’s shares has become effective.

(5) SHAREHOLDER APPROVAL OF CERTAIN ITEMS. Should the Fund convert to an open-end investment company, certain aspects of the operation of the Fund subsequent to its conversion may need to be approved by the Fund’s shareholders, and the Fund expects that a special meeting of shareholders would be scheduled for that purpose as soon as practicable, to be held prior to the conversion. These matters may include, among other things, making any changes in the Fund’s fundamental investment policies or investment advisory agreement considered appropriate for an open-end fund, and considering the adoption of a Rule 12b-1 Plan consistent with the system selected by the Board of Directors for future distribution of the Fund’s shares. In addition, the Board of Directors may consider the advisability of a proposal to reorganize the Fund through a merger with or transfer of assets and liabilities to an existing open-end mutual fund, including a similar open-end mutual fund managed by the Adviser, or to liquidate and dissolve the Fund. No determination has been made by the Board as to any of these matters. The manner in which these items would be proposed to shareholders would be determined by the Board of Directors in consultation with counsel.

For the foregoing reasons, the Board of Directors believes that, notwithstanding the benefit which those shareholders who would wish to redeem their shares over the short term would derive from conversion of the Fund to open-end status, it is in the best interests of the Fund and its shareholders for the Fund to remain a closed-end fund at this time.

The Fund’s Board of Directors, including the Independent Directors, recommends that shareholders vote “Against” conversion to open-end status under Proposal 2. Signed and unmarked proxies will be so voted.

3. OTHER MATTERS

The proxy holders have no present intention of bringing before the Annual Meeting for action any matters other than those specifically referred to above, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business properly comes before the Annual Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Annual Meeting, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Fund entitled to vote at the Annual Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. Assuming a quorum is present, the following rules will apply to each item contained in this Proxy Statement:

(a)	Item 1— Election of Directors. A plurality of the votes cast at the Annual Meeting is required to elect each of the Directors.

(b)	Item 2— Proposal Regarding Conversion to Open-End Investment Company. The affirmative vote of holders of two-thirds of the total number of shares of Common Stock outstanding is required to adopt the proposal regarding conversion to open-end status.

For purposes of the election of Directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on Proposal 1 will be voted “For” that proposal. Shares abstaining as to Proposal 2 will be treated as present and will have the effect of a vote “Against” that proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on Proposal 2 will be treated as present but will not be voted with respect to Proposal 2 and will have the effect of a vote “Against” Proposal 2.

Other Information

Investment Adviser:	TCW Investment Management Company, 865 South Figueroa Street, Los Angeles, California 90017.

Administrator:	State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116.

Household Mailings

The Fund reduces the number of duplicate annual and semi-annual reports and proxy statements a household receives by sending only one copy of those documents to those addresses shared by two or more accounts (unless the Fund receives contrary instructions). Write the Fund at 865 South Figueroa Street, Los Angeles, California 90017 or telephone it at 1-877-829-4768 to request individual copies of reports and proxy statements, or to request a single copy of reports and proxy statements if receiving duplicate copies. The Fund will begin sending a household single or multiple copies, as requested, as soon as practicable after receiving the request.

Corporate Governance Listing Standards

In accordance with Section 303A.12(a) of the NYSE Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with the NYSE’s corporate governance listing standards was submitted to the NYSE on October 30, 2008. In addition, on March 2, 2009, the Fund filed the required CEO/CFO certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 as an exhibit to its Form N-CSR for the year ended December 31, 2008.

Shareholder Proposals

The Fund holds annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Fund’s 2010 annual meeting of shareholders must be received by April 9, 2010, in order to be included in the Fund’s proxy statement and form of proxy relating to the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2010 annual meeting of shareholders without including the proposal in the Fund’s proxy statement must notify the Secretary of the Fund in writing of such proposal between June 25, 2010, and July 25, 2010. The persons named as proxies for the 2010 annual meeting of shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by June 30, 2010. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

Adjournment

If a quorum is not present in person or by proxy at the time the Annual Meeting is called to order, the chairman of the Annual Meeting or the shareholders may adjourn the Annual Meeting. The vote required to adjourn the Annual Meeting is the affirmative vote of a majority of all the votes cast on the matter by shareholders entitled to vote at the Annual Meeting who are present in person or by proxy. In such a case, the proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting or the proxy holders may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In such a case, the proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Annual Meeting and, accordingly, will not affect the outcome of the vote.

By Order of the Board of Directors

PHILIP K. HOLL

Secretary

August 3, 2009

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States. In addition to voting by mail you may also vote by telephone by calling the toll-free number that appears on the enclosed proxy card materials.

A copy of the Fund’s annual report for the year ended December 31, 2008 and a copy of the Fund’s most recent semi-annual report once published are available without charge upon request by writing the Fund at 865 South Figueroa Street, Los Angeles, California 90017 or telephoning it at 1-877-829-4768.

APPENDIX A

TCW STRATEGIC INCOME FUND, INC.

DIRECTORS NOMINATING AND QUALIFICATIONS CHARTER

I.	Nominating Committee Membership and Other Qualifications

No member of the Nominating Committee (the “Committee”) shall be an “interested person” of TCW Strategic Income Fund, Inc. (the “Fund”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The President and other officers of the Fund, and interested directors, although not members of the Committee, may recommend candidates and recruit them for the Board of Directors (the “Board”) and for executive offices of the Fund. However, the Committee retains the exclusive authority to nominate independent director candidates.

The members of the Committee shall be elected by the Board annually and shall serve until their successors shall be duly elected and qualified.

II.	Purpose of the Committee

The purpose of the Committee is to (i) assist the Board by identifying individuals qualified to become Board members or executive officers and to recommend to the Board the director and/or executive officer nominees and (ii) recommend to the Board director compensation.

III.	Duties of the Committee

1. The Committee shall make nominations for directors and officers of the Fund and submit such nominations to the full Board. In the event of any vacancies on or additions to the Board, the Committee shall oversee the process for identification, evaluation and nomination of potential candidates to serve on the Board. The Committee shall evaluate candidates’ qualifications for such positions and, in the case of candidates for independent director positions, their independence from the Fund’s investment adviser and other principal service providers. Persons selected as independent directors must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee may seek suggestions for independent Board member nominees from any person. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider the factors set forth in this paragraph 1 and in paragraph 2 below, and, with respect to nominees presented by a shareholder, paragraph 3 below, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee may consider the candidate’s potential contribution in terms of experience and background to the operation of the

Board and its committees; the candidate’s other commitments and the impact such commitments may have to his/her service to the Fund; whether the independent Board member could qualify as an “audit committee financial expert” and any such factors as it may deem relevant. The Committee may also consider the views of the Fund’s investment adviser (or affiliates of the investment adviser).

2. To qualify as a nominee for the Board, individuals, at the time of nomination, should have: (a) substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ shareholders; and (b) a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant. Nominees must satisfy all qualifications, if any, provided in the Fund’s organizational documents, and shall also have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security. No person shall be qualified to be a Board member unless the Committee, in consultation with counsel to the independent Board members, has determined that such person, if elected as a Board member, would not cause the applicable Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the applicable Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

3. Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. Each eligible shareholder or shareholder group may submit no more than one independent Board member nominee each calendar year.

(a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i) The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(ii) The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.1

(iii) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v) The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(vii) A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

(ii) The nominating shareholder or shareholder group must not qualify as an adverse holder. In other words, if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, which must include:

(i) the shareholder’s contact information;

(ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act; and

(iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

4. The Committee shall evaluate the participation and contribution of each director coming to the end of his or her term before deciding whether to recommend reelection. The Committee may seek the views of other directors to assist them in this evaluation.

5. The Committee shall periodically review as it deems necessary the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

6. The Committee shall periodically review as it deems necessary director compensation and shall recommend any appropriate changes to the Board as a group.

7. The Committee shall periodically review as it deems necessary issues related to the succession of officers of the Fund, including the Chairman of the Board.

8. The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board, and shall review committee assignments as necessary.

9. The Committee shall review as it deems necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make recommendations for any such action to the full Board.

IV.	Operations of the Committee

1. The Committee shall meet at least annually, and is authorized to hold special meetings as circumstances warrant.

2. The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

3. The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

4. The Committee may select one of its members to be the chair.

5. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

6. Upon the recommendation of the Committee, the Board shall adopt and approve this Charter and may amend it and may approve exceptions to the Charter from time to time. The Committee shall review this Charter at least annually and recommend to the Board any changes the Committee deems appropriate or necessary.

7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention items.

March 11, 2009

APPENDIX B

FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

The TCW Strategic Income Fund, Inc. (hereinafter called the “Corporation”) hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST, The text of the Articles of Incorporation of the Corporation is amended and as so amended is restated in its entirety by striking out Articles I through XI and inserting in lieu thereof the following:

“FIRST: The name of the corporation (hereinafter called the “Corporation”) is:

TCW STRATEGIC INCOME FUND, INC.

TCW Investment Management Company (“TCWMC”) has consented to the use by the Corporation of the identifying name “TCW” which the Corporation acknowledges is the property of TCWMC. The Corporation will only use the name “TCW” as a component of its name and for no other purpose, and will not purport to grant to any third party the right to use the name “TCW” for any purpose. TCWMC may grant to others the right to use the name “TCW” as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company whether now existing or hereafter created. At the request of TCWMC, the Corporation will take such action as may be required to provide its consent to the use by TCWMC or any person to whom TCWMC has granted the right to the use of the name “TCW”. Upon the termination of any investment advisory agreement into which TCWMC or any of its affiliates and the Corporation may enter, the Corporation shall, upon the request of TCWMC, cease to use the name “TCW” as a component of its name, and shall not use the name as a part of its name or for any other commercial purpose, and shall cause its request to effect the foregoing and to reconvey to TCW or any of its affiliates any and all rights to such name. The foregoing agreements on the part of the Corporation are hereby made binding upon it, its directors, officers, shareholders, creditors and all other persons claiming under or through it. For purposes of the paragraph, reference to TCWMC shall include any of its affiliates other than the Corporation and any successor or assignee thereof.

SECOND: The purposes for which the Corporation is formed are to conduct and carry on the business of an open-end investment company under the Investment Company Act of 1940, as from time to time amended (hereinafter, together with any rules, regulations or orders issued thereunder, referred to as the “1940 Act”), and to engage in all lawful business for which corporations may be organized under the Maryland General Corporation Law.

THIRD: The Corporation is expressly empowered as follows:

(1) To hold, invest and reinvest its assets in securities and other investments and in connection therewith to hold part or all of its assets in cash.

(2) To redeem, issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

(3) To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the shareholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by law and by the Charter of the Corporation (the “Charter”).

(4) To enter into a written contract or contracts with any person or persons providing for a delegation of the management of all or part of the Corporation’s securities portfolio and also for the delegation of the performance of various administrative or corporation functions, subject to the direction of the Board of Directors. Any such contract or contracts may be made with any person even though such person may be an officer, other employee, director or shareholder of the Corporation or a corporation, partnership, trust or association in which any such officer, other employee, director or shareholder may be interested.

(5) To enter into a written contract or contracts employing such custodian or custodians for the safekeeping of the property of the Corporation, such dividend disbursing agent or agents and such transfer agent or agents for its shares, on such terms and conditions as the Board of Directors of the Corporation may deem reasonable and proper for the conduct of the affairs of the Corporation, and to pay the fees and disbursements of such custodians, dividend disbursing agents and transfer agents out of the income and/or any other property of the Corporation. Notwithstanding any other provisions of the Charter or the Bylaws of the Corporation (the “Bylaws”), the Board of Directors may cause any or all of the property of the Corporation to be transferred to, or to be acquired and held in the name of, a custodian so appointed or any nominee or nominees of the Corporation or nominee or nominees of such custodian satisfactory to the Board of Directors.

(6) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of the purposes stated in Article SECOND and the powers stated in this Article THIRD.

FOURTH: The post office address of the principal office of the Corporation in the State of Maryland is c/o National Registered Agents, Inc. of MD, 836 Park Avenue, Second Floor, Baltimore, Maryland 21201. The name of the resident agent of the Corporation in this State is National Registered Agents, Inc. of MD, a corporation of this State, and the post office address of the resident agent is National Registered Agents, Inc. of MD, 836 Park Avenue, Second Floor, Baltimore, Maryland 21201.

FIFTH: (a) The total number of shares of stock of all classes which the Corporation has authority to issue is two billion shares of capital stock (par value $.01 per share) amounting in aggregate par value to $20,000,000. All of such shares are initially designated as “Common Stock.” The Board of Directors may classify and reclassify any unissued shares of capital stock into one or more classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board of Directors may also redesignate the issued shares of capital stock or of any class or series of capital stock provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock, and provided further that each of the shares of capital stock outstanding as of the date hereof shall remain outstanding subject to the terms of this Amendment and Restatement.

(b) Subject to the Board of Directors’ power of classification and reclassification, the following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares of capital stock of the Corporation and of any additional shares of capital stock or class or series of capital stock of the Corporation (unless provided otherwise by the Board of Directors with respect to any such additional class or series at the time of establishing and designating such additional class or series) (collectively, the “Shares”).

(1) Assets Belonging to a Class or Series. All consideration received by the Corporation from the issue or sale of shares of a particular class or series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that class or series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class or series (collectively, “General Items”) allocated to that class or series as provided in the following sentence, are herein referred to as “assets belonging to” that class or series. In the event that there are General Items, such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the classes or series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular class or series shall belong to that class or series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

(2) Liabilities Belonging to a Class or Series. The assets belonging to each particular class or series shall be charged with the liabilities of the Corporation in respect of that class or series and all expenses, costs, charges and reserves attributable to that class or series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charged by or under the supervision of the Board of Directors to and among any more of the classes or series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a class or series are herein referred to as “liabilities belonging to” that class or series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

(3) Income Belonging to a Class or Series. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding. Income belonging to a class or series includes all income, earnings and profits derived from assets belonging to that class or series, less any expenses, costs, charges or reserves belonging to that class or series, for the relevant time period, all determined in accordance with generally accepted accounting principles.

(4) Dividends. Dividends and distributions on shares of a particular class or series may be paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that class or series.

All dividends on shares of a particular class or series shall be paid only out of the income belonging to that class or series and capital gains or other distributions on shares of a particular class or series shall be paid only out of the capital gains or capital belonging to that class or series. All dividends and distributions on shares of a particular class or series shall be distributed pro rata to the holders of that class or series in proportion to the number of shares of that class or series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the shareholder’s purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

The Corporation intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, or any successor or comparable statute thereto, and Regulations promulgated thereunder. Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability of the Corporation for Federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation for such tax.

Dividends and distributions may be made in cash, property or additional shares of the same or another class or series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each shareholder of the mode of the paying of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares shall be paid at the net asset value thereof as defined in subsection (9) below:

(5) Liquidation. In the event of the liquidation or dissolution of the Corporation or of a particular class or series, the shareholders of each class or series that has been established and designated and is being liquidated shall be entitled to receive, as a class or series, when and as declared by the Board of Directors, the excess of the assets belonging to that class or series over the liabilities belonging to that class or series. The holders of shares of any particular class or series shall not be entitled thereby to any distribution upon liquidation of any other class or series. The assets so distributable to the shareholders of any particular class or series shall be distributed among such shareholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. Subject to the provisions of subsection (6) below, and without limiting, to the extent permitted by law, the authority of the Board of Directors to act without shareholder authorization, the liquidation of any particular class or series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that class or series, as defined in the 1940 Act, and without the vote of the holders of any other class or series, and the liquidation or dissolution of a particular class or series may be accomplished, in whole or in part, by the transfer of assets of such class or series to another class or series or by the exchange of shares of such class or series for the shares of another class or series.

(6) Termination of a Class or Series. In addition to, and not in limitation of the authorization granted in subsection (5) above, to the full extent permitted by applicable law, the Corporation may, without the vote of the shares of any class or series of capital stock of the Corporation then outstanding and if so determined by the Board of Directors:

(i) Sell and convey the assets belonging to a class or series of capital stock to another corporation or a trust that is a management investment company (as defined in the 1940 Act) and is organized under the laws of any state of the United States for consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to such class or series and which may include securities issued by such trust or corporation. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to such class or series that are not assumed by the purchaser of the assets belonging to such class or series, the Corporation may, at its option, redeem all outstanding shares of such class or series at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Notwithstanding any other provision of the Charter to the contrary, the redemption price may be paid in any combination of cash or other assets belonging to the class or series, including but not limited to the distribution of the securities or other consideration received by the Corporation for the assets belonging to such class or series upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate consistent with applicable law and the Charter;

(ii) Sell and convert the assets belonging to a class or series of capital stock into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging to such class or series, the Corporation may, at its option (1) redeem all outstanding shares of such class or series at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate consistent with applicable law and the Charter, or (2) combine the assets belonging to such class or series following such sale and conversion with the assets belonging to any one or more other class or series of capital stock of the Corporation pursuant to and in accordance with subsection (6)(iii) below; or

(iii) Combine the assets belonging to a class or series of capital stock with the assets belonging to any one or more other classes or series of capital stock of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class or series of capital stock of the Corporation participating in such combination. In connection with any such combination of assets the shares of any class or series of capital stock of the Corporation then outstanding may, if so determined by the Board of Directors, be converted into shares of any other class, classes, or series of capital stock of the Corporation with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Corporation, at the next asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, or conversion cost, if any, as may be fixed by resolution of the Board of Directors upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate consistent with applicable law and the Charter. Notwithstanding any other provision of the Charter to the contrary, any redemption price, or part thereof, paid pursuant to this subsection (6)(iii) may be paid in shares of any other existing or future class, classes or series of capital stock of the Corporation.

(7) Redemption by Shareholder. Each holder of shares of a particular class or series shall have the right to require the Corporation to redeem all or any part of his shares of that class or series at a redemption price per share equal to the net asset value per share of that class or series next determined (in accordance with subsection (9)) after the shares are properly tendered for redemption, less such deferred sales charge or redemption charge, if any, as is determined by the Board of Directors, which redemption charge shall not exceed such amount as may be permissible under the 1940 Act. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities or other assets belonging to the class or series of which the shares being redeemed are part at the value of such securities or assets used in such determination of net asset value. The right of a holder of stock redeemed by the Corporation to receive dividends thereon and all other rights with respect to the shares shall terminate at the time as of which the redemption price has been determined, except the right to receive the redemption price and any dividend or distribution to which the holder had become entitled as the record holder of the shares on the record date for that dividend or distribution. The Board of Directors may establish other terms and conditions and procedures for redemption, including requirements as to delivery of certificates evidencing shares, if issued.

Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of any class or series to require the Corporation to redeem shares of the class or series during any period or at any time when and to the extent permissible under the 1940 Act.

(8) Redemption by Corporation. Without being subject to the provisions of section 2-310.1 of the Maryland General Corporation Law, or any amendment or successor thereto, the Board of Directors may cause the Corporation to redeem at net asset value the shares of any class or series from a holder who has, for a period of more than six months, had in his account shares of that class or series having an aggregate net asset value (determined in accordance with subsection (9)) of less than the amount fixed by the Board of Directors, provided that such amount shall not exceed the minimum initial investment amount then applicable to that account as set forth in the Corporation’s registration statement under the Securities Act of 1933, as amended, if at least sixty (60) days’ prior written notice of the proposed redemption has been given to such holder by postage paid mail to his last known address. Upon redemption of shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of shares so redeemed.

(9) Net Asset Value Per Share. The net asset value per share of any class or series shall be the quotient obtained by dividing the value of the net assets of that class or series (being the value of the assets belonging to that class or series less the liabilities belonging to that class or series) by the total number of shares of that class or series outstanding, all determined by the Board of Directors in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

The Board of Directors may determine to maintain the net asset value per share of any class or series at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that class or series as dividends payable in additional shares of that class or series at the designated constant dollar amount and for the handling of any losses attributable to that class or series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to that class or series his pro rata portion of the total number of shares required to be cancelled in order to permit the net asset value per share of that class or series to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Corporation shall be deemed to have agreed, by his investment in any class or series with respect to which the Board of Directors shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

(10) Equality. All shares of each particular class or series shall represent an equal proportionate interest in the assets belonging to that class or series (subject to the liabilities belonging to that class or series), and each share of any particular class or series shall be equal to each other share of that class or series. The Board of Directors may from time to time divide or combine the shares of any particular class or series into a greater or less number of shares of that class or series without thereby changing the proportionate beneficial interest in the assets belonging to that class or series or in any way affecting the rights of shares of any other class or series.

(11) Conversion or Exchange Rights. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of shares of any class or series shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.

(12) Fractional Shares. The Corporation may issue and sell fractions of shares having pro rata all the rights of full shares (except any right to receive a stock certificate evidencing such fractional shares), including, without limitation, the right to vote and to receive dividends, and wherever the words “share” or “shares” are used in the Charter or in the Bylaws, they shall be deemed to include fractions or shares, where the context does not clearly indicate that only full shares are intended.

(13) Stock Certificates. The Corporation shall not be obligated to issue certificates representing shares of any class or series.

(c) The power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into one or more classes or series of capital stock, special stock or other stock, and to subdivide and resubdivide shares of any class or series into one or more subclasses or subseries of such class or series, by determining, fixing, or altering one or more of the following:

(1) The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of capital stock of any other class or series shall become part of the authorized capital stock and shall be subject to classification and reclassification as provided in this section.

(2) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non participating.

(3) Whether or not shares of such class or series shall having voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

(4) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

(5) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at difference redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

(6) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

(7) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including acting under this Section, and, if so, the terms and conditions thereof.

(8) Whether or not the assets of any class or series shall be invested in a common pool of investments with those of one or more other classes or series.

(9) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with applicable law and the Charter.

(d) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end investment company under the 1940 Act, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has authority to issue.

(e) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and Bylaws.

(f) Any determination made in good faith by or pursuant to the direction of the Board of Directors as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alternation or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment or other asset owned or held by the Corporation, as to the number of shares of any class or series of stock outstanding, as to the income of the Corporation or as to any other matter relating to the determination of net asset value, the declaration of dividends of the issue, sale, redemption or other acquisition of shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

SIXTH: The number of directors of the Corporation is currently eight, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The names of the directors who are currently in office and who will serve until their successors are elected and qualified are as follows:

Samuel P. Bell

Richard W. Call

Matthew K. Fong

John A. Gavin

Patrick C. Haden

Charles A. Parker

Charles W. Baldiswieler

David S. DeVito

SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and shareholders:

(1) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock of any class or series, whether now or hereafter authorized, or securities convertible into shares of stock of any class or series, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the shareholders.

(2) Except as otherwise required by the 1940 Act, the Board of Directors shall have the exclusive power to make, alter, amend, or repeal the Bylaws.

(3) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

(4) The Board of Directors of the Corporation shall have power from time to time and in its sole discretion to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or by the Bylaws, and, except as so provided, no shareholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors.

(5) Subject only to the provisions of the 1940 Act, a contract or other transaction between the Corporation and any of its directors or between the Corporation and any other corporation, firm or other entity in which any of its directors is a director or has a material financial interest is not void or voidable solely because of any one or more of the following: the common directorship or interest; the presence of the director at the meeting of the Board of Directors or a Committee of the Board which authorizes, approves, or ratifies the contract or transaction; or the counting of the vote of the director for the authorization, approval, or ratification of the contract or transaction. This Section applies if:

(a) the fact of the common directorship or interest is disclosed or known to: (i) the Board of Directors or a Committee of the Board and the Board or Committee authorizes, approves, or ratifies the contract or transaction by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum; or (ii) the shareholders entitled to vote and the contract or transaction is authorized, approved, or ratified by a majority of the votes cast by the shareholders entitled to vote other than the votes of shares owned of record or beneficially by the interested director or corporation, firm, or other entity; or

(b) the contract or transaction is fair and reasonable to the Corporation.

Common or interested directors or the stock owned by them or by an interested corporation, firm, or other entity may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a Committee of the Board or at a meeting of the shareholders, as the case may be, at which the contract or transaction is authorized, approved, or ratified. If a contract or transaction is not authorized, approved, or ratified in one of the ways provided for in Section 5(a)(ii) of this Article, the person asserting the validity of the contract or transaction bears the burden of proving that the contract or transaction was fair and reasonable to the Corporation at the time it was authorized, approved, or ratified. The procedures in this direction do not apply to the fixing by the Board of Directors of reasonable compensation for a director, whether as a director or in any other capacity.

(6) Except for contracts, transactions, or acts required to be approved under the provisions of Section (5) of this Article, any contract, transaction, or act of the Corporation or of the Board of Directors which shall be ratified by a majority of a quorum of the shareholders having voting powers at any annual meeting, or at any special meeting called for such purpose, shall so far as permitted by law be as valid and as binding as though ratified by every shareholder of the Corporation.

(7) Unless the Bylaws otherwise provide, any officer or employee of the Corporation (other than a director) may be removed at any time with or without cause by the Board of Directors or by any committee or superior officer upon whom such power of removal be conferred by the Bylaws or by authority of the Board of Directors.

(8) Notwithstanding any provision of law which provides for the authorization of any action by a greater proportion than a majority of the total number of shares of all classes or series of capital stock (or of any class or series entitled to vote thereon as a separate class or series) or of the total number of shares of any class or series of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes or series outstanding and entitled to vote thereon or of the class or series entitled to vote thereon as a separate class or series, as the case may be, except as otherwise provided in the Charter.

(9) The Corporation shall indemnify: (a) its directors to the full extent permitted by the general laws of the State of Maryland and the 1940 Act, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its directors and officers to such further extent as shall be authorized by the Board of Directors by bylaw, resolution, or agreement or by the shareholders of the Corporation and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law. The foregoing shall not be exclusive of any other rights to which a person seeking indemnification may be entitled under any insurance policy, agreement or otherwise and shall inure to the benefit of the heirs, executors and personal representatives of such person. No amendment to the Charter or repeal of any of its provisions shall affect any right of any person under this provision based on any act or omission that occurred prior to the amendment or repeal.

(10) The Corporation reserves the right from time to time to make any amendments of its Charter which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its Charter, of any of its outstanding stock by classification, reclassification or otherwise.

(11) So long as the Corporation is registered as an investment company under the 1940 Act, the Corporation shall not be required to hold an annual meeting of the holders of shares of any class or series in any year in which the election of directors is not required to be acted on by the shareholders under the 1940 Act.

(12) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or its shareholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation regardless of whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the benefits provided to directors or officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal. This Section (12) shall not protect any director or officer of this Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” within the meaning of Section 17(h) of the 1940 Act.

The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or interference from the terms of any other clause of this or any other Article of the Charter, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

EIGHTH: The duration of the Corporation shall be perpetual.”

SECOND, The Corporation desires to amend and restate its Articles of Incorporation as currently in effect. The provisions set forth in these Articles of Amendment and Restatement are all of the provisions of the Articles of Incorporation currently in effect as herein amended. The current address of the principal office of the Corporation, and the name and address of the Corporation’s current resident agent are as set forth in fourth clause of the Articles of Incorporation. The number of directors is currently set at eight and their names are set forth in the sixth clause of the Articles of Amendment and Restatement. Prior to this Amendment and Restatement, the Corporation had authority to issue Seventy-Five Million (75,000,000) shares, of the par value of one cent ($0.01) per share and of the aggregate par value of Seven Hundred Fifty Thousand Dollars ($750,000), all of which shares are designated as common stock. The total number of shares of capital stock which the Corporation will have the authority to issue is Two Billion (2,000,000,000) shares, of the par value of one cent ($0.01) per share and of the aggregate par value of Twenty Million Dollars ($20,000,000), all of which shares are designated as common stock.

THIRD, The Amendment and Restatement of the Articles of Incorporation of the Corporation as hereinabove set forth has been duly advised by the Directors of the Corporation and approved by the stockholders pursuant to the Maryland General Corporation Law and the Charter.

FOURTH, These Articles of Amendment and Restatement shall become effective on [date], 2009, at [time] U.S. Eastern Time.

IN WITNESS WHEREOF, The TCW Strategic Income Fund, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President, and witnessed by its Secretary, Philip K. Holl, as of [date], 2009. The President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief, the matters and facts set forth in these Articles with respect to the authorization and approval of this Amendment and Restatement of the Corporation’s Articles of Incorporation are true in all material respects.

President

Witness
Philip K. Holl Secretary

TCW STRATEGIC INCOME FUND, INC.

P R O X Y

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at an Annual Meeting of Shareholders to be held at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California, 90071, Tuesday, September 15, 2009 at 2:00 P.M., Pacific Daylight Time.

The undersigned hereby appoints David S. DeVito, Philip K. Holl and Ronald R. Redell and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments and postponements thereof, all shares of common stock of TCW Strategic Income Fund, Inc. (the “Fund”) held of record by the undersigned on the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of the directors named in Proposal 1 and AGAINST Proposal 2.

The attached proxy statement contains additional information about the Proposals and the Fund. Please read it before you vote.

(Continued and to be signed and dated on the other side.)

TCW STRATEGIC INCOME FUND, INC.

P.O. BOX 11459

NEW YORK, N.Y. 10203-0459

YOUR VOTE IS IMPORTANT

VOTE BY TELEPHONE

24 HOURS A DAY, 7 DAYS A WEEK

TELEPHONE 1-866-580-9477		MAIL

• Use any touch-tone telephone.	OR	• Mark, sign and date your proxy card.
• Have your proxy card ready.		• Detach your proxy card.
• Follow the simple recorded instructions.		• Return your proxy card in the postage-paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Tuesday, September 15, 2009. The Proxy Statement and the Fund’s most recent annual report are available on the Internet at http://www.tcw.com.

1-866-580-9477

CALL TOLL-FREE TO VOTE

☐	Ú DETACH PROXY CARD HERE Ú

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

The Board of Directors recommends a vote FOR all nominees.						The Board of Directors recommends a vote AGAINST the proposal to convert the Fund to an open-end investment company.
(1) Election of Directors								FOR	AGAINST	ABSTAIN
FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	*EXCEPTIONS (see instructions below)	☐	(2)

Proposal pursuant to the Fund’s Articles of Incorporation to convert the Fund to an open-end investment company and to adopt an amendment and restatement of the Articles of Incorporation to effectuate the proposal.

								☐	☐	☐
Nominees:	Charles W. Baldiswieler, Samuel P. Bell, Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, Charles A. Parker, David S. DeVito.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below. Nominees that are not listed below will receive a vote FOR.)

							Change of address and/or Comments Mark here	☐
*Exceptions _________________________________________

SCAN LINE

Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your full title.

						Date Share Owner sign here			Co-Owner sign here